Exhibit 10.1

EXECUTION COPY

INCREMENTAL FACILITY AGREEMENT

INCREMENTAL FACILITY AGREEMENT, dated February 26, 2020 (this “Agreement”), by and among each of the signatories hereto, to the Credit Agreement, dated as of April 6, 2018 (as amended, restated, supplemented or otherwise modified from time to time, and as modified by this Agreement, the “Credit Agreement”), among TPI Composites, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used in this Agreement without definition shall have the meanings given them in the Credit Agreement.

W I T N E S S E T H

WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the Aggregate Revolving Commitment under the Credit Agreement by requesting one or more Lenders to increase the amount of its Revolving Commitment and/or by inviting one or more new banks, financial institutions or other entities to extend Revolving Commitments;

WHEREAS, the Borrower has given written notice to the Administrative Agent of its intention to, on the date hereof, increase the Aggregate Revolving Commitment by $55,000,000 (such increase, the “Incremental Commitments”) pursuant to such Section 2.20 and the Administrative Agent hereby acknowledges receipt of such notice;

WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the undersigned Lenders party to the Credit Agreement immediately prior to the Incremental Facility Effective Date (as defined below) and signing this Agreement as an “Increasing Lender” (collectively, the “Increasing Lenders” and each individually, an “Increasing Lender”) now desire to increase the amount of their respective Revolving Commitments under the Credit Agreement by executing and delivering to the Borrower and the Administrative Agent counterparts to this Agreement;

WHEREAS, the Credit Agreement provides in Section 2.20 thereof that (x) the Borrower may arrange for any new bank, financial institution or other entity (other than an Ineligible Institution) to extend Revolving Commitments under the Credit Agreement and, if such Person is not then a Lender or an Affiliate of a Lender, such Person shall be reasonably acceptable to the Administrative Agent, the Issuing Banks and the Swingline Lender and (y) the Incremental Commitments shall be effectuated pursuant to one or more Incremental Facility Agreements executed and delivered by the Borrower, each Incremental Lender providing such Incremental Commitments and the Administrative Agent; and

WHEREAS, each of the undersigned financial institutions signing this Agreement as an “Augmenting Lender” (collectively, the “Augmenting Lenders” and each individually, an “Augmenting Lender”; the Augmenting Lenders, together with the Increasing Lenders, the “Incremental Revolving Lenders” and each individually, an “Incremental Revolving Lender”) was not party to the Credit Agreement immediately prior to the Incremental Facility Effective Date but now desires to become a party thereto by executing and delivering to the Borrower and the Administrative Agent counterparts to this Agreement;

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

1.    For the avoidance of doubt, the terms and conditions of the Incremental Commitments and Revolving Loans and other extensions of credit to be made thereunder and hereunder shall be identical to those of the Revolving Commitments and Revolving Loans and other extensions of credit made under the Credit Agreement on the Effective Date, as applicable, shall constitute “Revolving Commitments” and “Revolving Loans”, as applicable, for all purposes under the Credit Agreement (as amended by this Agreement) and any other Loan Document and shall be treated as a single Class with such Revolving Commitments and Revolving Loans, as applicable.

2.    Each of the undersigned Increasing Lenders severally agrees, subject to the terms and conditions of this Agreement, that on the Incremental Facility Effective Date it shall have its Revolving Commitment increased by the aggregate principal amount set forth in the column titled “Increase to Commitment” opposite its name on Schedule I attached hereto, thereby making the aggregate principal amount of its total Revolving Commitment equal to the aggregate principal amount set forth in the column titled “Total Commitment” opposite its name on Schedule I attached hereto.

3.    Each of the undersigned Augmenting Lenders severally agrees, subject to the terms and conditions of this Agreement, to be bound by the provisions of the Credit Agreement and agrees that it shall, on the Incremental Facility Effective Date, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Revolving Commitment equal to the aggregate principal amount set forth in the column titled “Total Commitment” opposite its name on Schedule I attached hereto; it being understood and agreed that, as of the Incremental Facility Effective Date and after giving effect to this Agreement, the Aggregate Revolving Commitment is $205,000,000.

4.    Each of the undersigned Augmenting Lenders (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement; (ii) it satisfies the requirements, if any, specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to become a Lender, (iii) from and after the Incremental Facility Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Revolving Commitment, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type contemplated by this Agreement and either it, or the Person exercising discretion in making its decision to enter into this Agreement, is experienced in acquiring assets of such type, and (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any Arranger, or any other Lender or any of their respective Related Parties; (b) agrees that it will, independently and without reliance upon the Administrative Agent, any Arranger, any Co-Syndication Agent or any other Lender or any of their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Documents; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (d) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

5.    The Borrower hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof, immediately after giving effect (including pro forma effect) to the Incremental Commitments and the making of any Loans and/or issuance of any Letters of Credit to be made on the date hereof.

6.    The Borrower hereby represents and warrants that the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects (or, if qualified by materiality or “Material Adverse Effect”, in all respects) on and as of the date hereof, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty was true and correct in all material respects (or, if qualified by Material Adverse Effect or other materiality qualification, in all respects) as of such earlier date.

7.    The Borrower hereby represents and warrants that after giving effect to the Incremental Commitments and the making of Loans and other extensions of credit to be made under the Credit Agreement on the date hereof (if any) (and assuming that the Incremental Commitments are fully drawn but excluding the proceeds of the Incremental Commitments for purposes of netting cash and Cash Equivalents in the calculation of the Total Net Leverage Ratio), the Borrower is in pro forma compliance with the financial covenants set forth in Section 6.12 of the Credit Agreement.

8.    The Incremental Commitments contemplated hereby shall not become effective until the date on which each of the following conditions have been satisfied (the date of such effectiveness, the “Incremental Facility Effective Date”):

a)

the Administrative Agent (or its counsel) shall have received from each party hereto either (x) a counterpart of this Agreement signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

b)

the representations and warranties set forth in paragraphs 5, 6, and 7 hereof shall be true and correct as of such date and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrower;

c)

the Administrative Agent shall have received (x) corporate documents of the Borrower and a legal opinion of Goodwin Procter, as special counsel for the Borrower, substantially consistent with those delivered on the Effective Date as to matters reasonably requested by the Administrative Agent, (y) reaffirmations from the Loan Parties substantially in the form of Exhibit A attached hereto and (z) any amendments, supplements or other modifications to the local law governed pledge agreements of the equity interests of Material Foreign Subsidiaries organized under the laws of Mexico reasonably requested by the Administrative Agent (it being understood and agreed that to the extent such amendments, supplements or other modifications cannot be delivered by the Incremental Facility Effective Date they shall not constitute conditions to the effectiveness of this Agreement and the Incremental Commitments contemplated hereby but shall be delivered within thirty (30) days of the Incremental Facility Effective Date (or such later date as may be agreed by the Administrative Agent in its reasonable discretion)); and

d)

the Administrative Agent shall have received (i) for the account of each Incremental Revolving Lender on the Incremental Facility Effective Date, an Upfront Fee (as defined below) and (ii) payment of the Administrative Agent’s and its Affiliates’ reasonable and documented out-of-pocket expenses (which shall be limited, in the case of legal fees and expenses, to the reasonable and documented fees, disbursements, and other charges of Latham & Watkins LLP, as primary counsel, and a single counsel in each applicable foreign jurisdiction) in connection with this Agreement, the other documentation to be delivered in connection with the Incremental Commitments and the other Loan Documents to the extent earned, due and owing and otherwise reimbursable pursuant to the terms of the Credit Agreement or this Agreement; provided, that Borrower shall have received invoices from the Administrative Agent (or its counsel) for such expenses at least one (1) Business Day prior to the Incremental Facility Effective Date.

As used herein, “Upfront Fee” shall mean, with respect to each Incremental Revolving Lender, a fee equal to the product of (i) the percentage set forth as the upfront fee previously disclosed in writing to such Incremental Revolving Lender and the Borrower multiplied by (ii) the aggregate amount of Incremental Commitments held by such Incremental Revolving Lender as of the Incremental Facility Effective Date.

The Administrative Agent shall notify the Borrower and the Incremental Revolving Lenders of the Incremental Facility Effective Date, and such notice shall be conclusive and binding on all parties hereto.

9.     The Borrower shall make any payments required to be made pursuant to Section 2.16 of the Credit Agreement in connection with the Incremental Commitments and any related transactions contemplated by Section 2.20 of the Credit Agreement.

10.    This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

11.    This Agreement is a Loan Document and an Incremental Facility Agreement under (and as defined in) the Credit Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

12.    The provisions of Section 9.09(b) through Section 9.09(e), and Section 9.10 of the Credit Agreement are incorporated herein mutatis mutandis as if set forth herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered by a duly authorized officer on the date first above written.

INCREASING LENDER:

JPMORGAN CHASE BANK, N.A.
By:	/s/ Lynn Braun
Name:	Lynn Braun
Title:	Executive Director

[Signature Page to Incremental Facility Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered by a duly authorized officer on the date first above written.

INCREASING LENDER:

BANK OF AMERICA, N.A
By:	/s/ Alain Pelanne
Name:	Alain Pelanne
Title:	Vice President

[Signature Page to Incremental Facility Agreement]

AUGMENTING LENDER:

BMO HARRIS BANK
By:	/s/ Terry Switz
Name:	Terry Switz
Title:	Director

[Signature Page to Incremental Facility Agreement]

Accepted and agreed to as of the date first written above:

TPI COMPOSITES, INC.
By:	/s/ Bryan Schumaker
Name:	Bryan Schumaker
Title:	Chief Financial Officer

[Signature Page to Incremental Facility Agreement]

Acknowledged as of the date first written above:

JPMORGAN CHASE BANK, N.A.

as Administrative Agent, as the Swingline Lender and as an Issuing Bank

By:	/s/ Lynn Braun
Name:	Lynn Braun
Title:	Executive Director

[Signature Page to Incremental Facility Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION

as an Issuing Bank

By:	/s/ Zane Hwang
Name:	Zane Hwang
Title:	Vice President

[Signature Page to Incremental Facility Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION

as an Issuing Bank

By:	/s/ Neha H. Shah
Name:	Neha H. Shah
Title:	Duly Authorized Signatory

[Signature Page to Incremental Facility Agreement]

SCHEDULE I

to Incremental Facility Agreement

INCREASING OR AUGMENTING LENDER	INCREASE TO COMMITMENT	TOTAL COMMITMENT
JPMORGAN CHASE BANK, N.A.	$10,000,000	$55,000,000
BANK OF AMERICA, N.A.	$15,000,000	$30,000,000
BMO HARRIS BANK	N/A	$30,000,000

EXHIBIT A

CONSENT AND REAFFIRMATION

February 26, 2020

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Incremental Facility Agreement dated as of the date hereof (the “Incremental Facility Agreement”), which amends that certain Credit Agreement dated as of April 6, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among TPI Composites, Inc., a Delaware corporation, the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement or the Incremental Facility Agreement, as applicable. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Incremental Facility Agreement and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. Any security created by the Loan Documents shall remain in full force and effect and continue to secure the Secured Obligations. Each of the undersigned hereby represents and warrants that the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects (or, if qualified by materiality or “Material Adverse Effect”, in all respects) on and as of the date hereof, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty was true and correct in all material respects (or, if qualified by Material Adverse Effect or other materiality qualification, in all respects) as of such earlier date. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Incremental Facility Agreement.

[Signature Pages Follow]

COMPOSITE SOLUTIONS, INC.

By:	/s/ Bryan Schumaker
Name:	Bryan Schumaker
Title:	Chief Financial Officer

TPI, INC.

By:	/s/ Bryan Schumaker
Name:	Bryan Schumaker
Title:	Chief Financial Officer

TPI TECHNOLOGY, INC.

By:	/s/ Bryan Schumaker
Name:	Bryan Schumaker
Title:	Chief Financial Officer

TPI CHINA, LLC

By:	/s/ Bryan Schumaker
Name:	Bryan Schumaker
Title:	Chief Financial Officer

TPI CHINA II, LLC

By:	/s/ Bryan Schumaker
Name:	Bryan Schumaker
Title:	Chief Financial Officer

TPI IOWA, LLC

By:	/s/ Bryan Schumaker
Name:	Bryan Schumaker
Title:	Chief Financial Officer

TPI IOWA II, LLC

By:	/s/ Bryan Schumaker
Name:	Bryan Schumaker
Title:	Chief Financial Officer

[SIGNATURE PAGE TO CONSENT AND REAFFIRMATION TO INCREMENTAL FACILITY AGREEMENT]

TPI ARIZONA, LLC

By:	/s/ Bryan Schumaker
Name:	Bryan Schumaker
Title:	Chief Financial Officer

TPI MEXICO, LLC

By:	/s/ Bryan Schumaker
Name:	Bryan Schumaker
Title:	Chief Financial Officer

TPI MEXICO III, LLC

By:	/s/ Bryan Schumaker
Name:	Bryan Schumaker
Title:	Chief Financial Officer

TPI MEXICO V, LLC

By:	/s/ Bryan Schumaker
Name:	Bryan Schumaker
Title:	Chief Financial Officer

TPI MEXICO VII, LLC

By:	/s/ Bryan Schumaker
Name:	Bryan Schumaker
Title:	Chief Financial Officer

TPI TURKEY, LLC

By:	/s/ Bryan Schumaker
Name:	Bryan Schumaker
Title:	Chief Financial Officer

TPI TURKEY IZBAS, LLC

By:	/s/ Bryan Schumaker
Name:	Bryan Schumaker
Title:	Chief Financial Officer

[SIGNATURE PAGE TO CONSENT AND REAFFIRMATION TO INCREMENTAL FACILITY AGREEMENT]

TPI HOLDINGS MEXICO, LLC

By:	/s/ Bryan Schumaker
Name:	Bryan Schumaker
Title:	Chief Financial Officer

[SIGNATURE PAGE TO CONSENT AND REAFFIRMATION TO INCREMENTAL FACILITY AGREEMENT]